EXHIBIT 99


					    JOINT FILER INFORMATION



Name:					  Carlyle U.S. Venture Partners, L.P., a Delaware

limited partnership ("CUS")

Relationship to Issuer:	    Less than 10%
Direct Beneficial Owner of Sight
						  Resource Corporation (the
"Issuer"); TCG
						  Ventures, L.L.C. is the general partner of CUS.

						  CUS disclaims beneficial ownership of all
						  securities of
the Issuer beneficially owned by
						  Carlyle Venture Coinvestment,
L.L.C., a Delaware
						  limited liability company, Carlyle Venture

						  Partners, L.P., a Cayman Islands exempted
						  limited
partnership and C/S Venture Investors,
						  L.P., a Cayman Islands
exempted limited
						  partnership, and indirectly beneficially owned

						  by TCG Ventures, Ltd., a Cayman Islands
						  corporation.


Joint Filer's Address:		c/o The Carlyle Group
						  1001 Pennsylvania
Avenue, N.W.
						  Suite 220
						  Washington, D.C. 20004-2505


Designated Filer:			TCG Ventures, L.L.C.

Issuer and Ticker Symbol:
Sight Resource Corporation (VISN)

Date of Report:			  May 10, 2004


Signature: /S/ ROBERT GRADY
		 ----------------

By: Robert
Grady
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


					    JOINT FILER
INFORMATION


Name:					  Carlyle Venture Coinvestment, L.L.C., a
Delaware
						  limited liability company ("CVC")

Relationship to
Issuer:	    Less than 10% Direct Beneficial Owner of Sight

Resource Corporation (the "Issuer"); TCG
						  Ventures, L.L.C. is the
managing member of CVC.
						  CVC disclaims beneficial ownership of all

						  securities of the Issuer beneficially owned by
						  Carlyle
U.S. Venture Partners, L.P., a Delaware
						  limited partnership,
Carlyle Venture Partners,
						  L.P., a Cayman Islands exempted limited

						  partnership and C/S Venture Investors, L.P., a
						  Cayman
Islands exempted limited partnership, and
						  indirectly beneficially
owned by TCG Ventures,
						  Ltd., a Cayman Islands corporation.


Joint Filer's Address:		c/o The Carlyle Group
						  1001 Pennsylvania
Avenue, N.W.
						  Suite 220
						  Washington, D.C. 20004-2505


Designated Filer:			TCG Ventures, L.L.C.

Issuer and Ticker Symbol:
Sight Resource Corporation (VISN)

Date of Report:			  May 10, 2004


Signature: /S/ ROBERT GRADY
		 ----------------

By: Robert Grady

    ------------